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                               United States of America
                          Federal Communications Commission

                             RADIO STATION AUTHORIZATION

                           Commercial Mobile Radio Services
                     Personal Communications Service - Broadband


GCI COMMUNICATION CORPORATION            Call Sign:        KNLF298
2550 Denali Street, Suite 1000           Market:           M049
Anchorage, AK 99503 2781                                   ALASKA
                                         Channel Block:    B
                                         File Number:      00095-CW-L-95
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The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory; and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.
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    Initial Grant Date . . . . . . . . . . . .JUNE 23, 1995
    Five-Year Build Out Date . . . . . . . . .JUNE 23, 2000
    Expiration Date. . . . . . . . . . . . . .JUNE 23, 2005
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CONDITIONS:

Pursuant to Section 309(n) of the Communications Act of 1934, as amended, (47 U.S.C. Section 309(h)), this license is subject to the following conditions:
This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, to amended (47 U.S.C. Section 151, et seq.).
This license is subject in terms to the right of use or control conferred by
Section 706 of the Communications Act of 1934, as amended (47 U.S.C.
Section  606).

Conditions continued on Page 2.

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WAIVERS:

No waivers associated with this authorization.






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Issue Date: June 23, 1995
FCC Form 463a                                                     Page 1 of 2

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CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules. 47 C.F.R. Part 1.

















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Issue Date: June 23, 1995
FCC Form 463a                                                        Page 1 of 2